Exhibit 10.3

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) has been executed by the purchaser set forth on the signature page hereof (the “Purchaser”) in connection with the private placement of shares of common stock AppYea, Inc., a Nevada corporation (“Company”).

R E C I T A L S

A. Purchaser has been appointed as of August 12, 2025 to the Board of Directors of the Company;

B. in connection with his appointment to the aforementioned positions, Purchaser wishes to subscribe for 638,961,306 shares (the “Purchased Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), which are subject to being returned to the Company treasury if the Performance Milestones referred to below in Section 3 are not satisfied

C. The Securities (as defined below) subscribed for pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is being made on a reasonable best efforts basis to “accredited investors,” as defined in Regulation D under the Securities Act in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D.

AGREEMENT

Company and the Purchaser hereby agree as follows:

1. Subscription.

1.1 Purchase and Sale of the Securities.

(a) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and Company agrees to sell and issue to such Purchaser, the Purchased Shares, for a total aggregate Purchase Price as set forth on such Omnibus Signature Page.

1.2 Subscription Procedure; Closing.

(a) Closing. Subject to the terms and conditions of this Agreement, the closing of the Units shall take place remotely via the exchange of documents and signatures upon the execution of this Agreement or at such other time and place as fixed by Company (as defined in Section 2) (the “Closing”).

(b) Subscription Procedure. To complete a subscription for the Units, the Purchaser must fully comply with the subscription procedure provided in paragraphs a. through c. of this Section on or before the applicable Closing:

(i) Subscription Documents. At or before the Closing, the Purchaser shall review, complete and execute the Signature Page to this Agreement, Investor Profile, Anti-Money Laundering Form and Investor Certification, attached hereto following the Omnibus Signature Page (collectively, the “Subscription Documents”), if applicable, additional forms and questionnaires distributed to the Purchaser and deliver the Subscription Documents and such additional forms and questionnaires to the party indicated thereon at the address set forth on the signature page below. Executed documents may be delivered to such party by facsimile or .pdf sent by electronic mail (e-mail).

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(ii) Purchase Price. The Purchase Price shall be deemed to have paid by way of setoff from the monthly fee to which the Purchaser to which the Purchaser is entitled under the terms of the consulting agreement between the Purchaser and the Company.

2. Unwind Provisions

Notwithstanding anything to the contrary contained in this Agreement, the Purchaser Agrees that to the extent that any of the below milestones (each a “Performance Milestone”) is not fulfilled within five (5) years of the date hereof, then with respect to each such Performance Milestone that is not fulfilled, the Purchaser will return to the Company’s treasury 212,965,804 of the Purchased Shares (such retuned shares being the “Returned Shares”):

(i) the aggregate trading volume of the Company’s publicly traded share of common stock being at a value of least $500,000 over any consecutive 30-day period

(ii) the aggregate trading volume of the Company’s publicly traded share of common stock trading at an average daily trading price of at least $0.03 for 15 consecutive trading days; and

(iii) the Company’s completion of a capital raise of at least $1 million.

The Purchaser agrees to promptly return to the Company’s treasury the Returned Shares with an instruction to the Company’s transfer agent that the Purchaser agrees that the Returned Shares shall be cancelled and returned to the Company’s treasury.

3. Anti Dilution

The Purchaser shall be entitled to anti-dilution protection, such that in the event of any issuance of shares of Common Stock or securities convertible into shares of Common Stock, whether for cash, in exchange for assets, services, or pursuant to debt conversion or otherwise, the Company shall issue additional shares to the Purchaser so that the Purchaser’s percentage ownership shall be maintained following such issuance, provided that such anti-dilution protection shall be afforded for up to $7 million of value received by the Company, whether measured in gross proceeds, value of assets recorded on the Company’s financial statements or otherwise. Any adjustment shall be made at the end of each quarter following the release of the financial statements for the quarter in which the value was received.

4. Representations and Warranties of Company. Company hereby represents and warrants to the Purchaser, as of the Closing (after giving effect to the Transactions), the following:

a. Organization and Qualification. Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the assets, business, financial condition, results of operations or future prospects of Company (a “Material Adverse Effect”).

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b. Authorization, Enforcement, Compliance with Other Instruments. (i) Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement (the “Transaction Documents”) and to issue the Shares (hereinafter, the “Securities”), in accordance with the terms hereof and thereof; (ii) the execution and delivery by Company of each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, have been, or will be at the time of execution of such Transaction Document by Company, duly authorized by Company’s Board of Directors, and no further consent or authorization is, or will be at the time of execution of such Transaction Document, required by Company, its Board of Directors or its stockholders; (iii) each of the Transaction Documents will be duly executed and delivered by Company; and (iv) the Transaction Documents when executed will constitute the valid and binding obligations of Company enforceable against Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies and, with respect to any rights to indemnity or contribution contained in the Transaction Documents, as such rights may be limited by state or federal laws or public policy underlying such laws.

c. Issuance of Securities. The Securities that are being issued to the Purchaser hereunder, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be duly and validly issued, fully paid and nonassessable, and free of restrictions on transfer other than restrictions on transfer under the Transaction Documents, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchaser.

5. Representations, Warranties and Agreements of the Purchaser. The Purchaser, severally and not jointly with any other Purchaser, represents and warrants to, and agrees with, Company the following:

a. The Purchaser has the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of its prospective investment in Company, and has carefully reviewed and understands the risks of, and other considerations relating to, the purchase of Securities and the tax consequences of the investment, and has the ability to bear the economic risks of the investment. The Purchaser can afford the loss of his, her or its entire investment.

b. The Purchaser is acquiring the Securities for investment for his, her or its own account and not with the view to, or for resale in connection with, any distribution thereof. The Purchaser understands and acknowledges that the Offering and sale of the Securities have not been registered under the Securities Act or any state securities laws, by reason of a specific exemption from the registration provisions of the Securities Act and applicable state securities laws, which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. The Purchaser further represents that he, she or it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Securities. The Purchaser understands and acknowledges that the Offering of the Securities will not be registered under the Securities Act nor under the state securities laws on the ground that the sale of the Securities to the Purchaser as provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act and any applicable state securities laws. The Purchaser is an “accredited investor” as defined in Rule 501 of Regulation D as promulgated by the SEC under the Securities Act, for the reason(s) specified on the Accredited Investor Certification as completed by Purchaser, and Purchaser shall submit to Company such further assurances of such status as may be reasonably requested by Company. The Purchaser resides in the jurisdiction set forth on the Purchaser’s Omnibus Signature Page affixed hereto. The Purchaser has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

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c. The Purchaser understands that there are substantial restrictions on the transferability of the Securities and that the certificates representing the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND COMPANY RECEIVES AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS OR (3) SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

6. Conditions to Company’s Obligations at the Closing. Company’s obligation to complete the sale and issuance of the Securities to the Purchaser at Closing shall be subject to the following conditions to the extent not waived by Company:

a. Receipt of Payment. Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the Purchase Price.

b. Representations and Warranties. The representations and warranties made by the Purchaser in Section 3 hereof and each Purchaser in Section 4 (or the equivalent Section) of the applicable Subscription Agreement with respect to such Closing shall be true and correct in all respects when made, and shall be true and correct in all respects on the applicable Closing date with the same force and effect as if they had been made on and as of said date.

c. Performance. The Purchaser shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the applicable Closing.

d. Receipt of Executed Documents. Each Purchaser participating in such Closing shall have executed and delivered to Company the Signature Page, the Purchaser Questionnaire.

f. Qualifications. All authorizations, approvals or permits, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement at each Closing shall be obtained and effective as of such Closing except for Blue Sky law permits and qualifications that may be properly obtained after such Closing.

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7. Indemnification. The Purchaser will indemnify and hold harmless Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained in this Agreement, the Questionnaire or in any document furnished by the Subscriber to Company in connection herewith being untrue in any material respect, or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser to Company in connection therewith

8. Miscellaneous.

a. Modification. This Agreement shall not be amended, modified or waived except by an instrument in writing signed by Company and the Purchaser.

b. No Third-Party Beneficiary. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

c. Notices. Any notice, consents, waivers or other communication required or permitted to be given hereunder shall be in writing and will be deemed to have been delivered: (i) upon receipt, when personally delivered; (ii) upon receipt when sent by certified mail, return receipt requested, postage prepaid; (iii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party; (iv) when sent, if by e- mail, (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e- mail server that such e-mail could not be delivered to such recipient); or (v) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

(a) if to Company, at

c/o Crone Law Group LLC

Attention: David Aboudi

Email: david@aboudilegal.com

(b) if to the Purchaser, at the address set forth on the Signature Page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

d. Assignability. This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser, and the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

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e. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles thereof relating to the conflict of laws.

f. Arbitration. All disputes arising out of or in connection with this Agreement shall be submitted to the International Court of Arbitration of the International Chamber of Commerce and shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. The place of arbitration shall be New York, New York.

g. This Agreement, all exhibits, schedules and attachments hereto and thereto and any confidentiality agreement between the Purchaser and Company, constitute the entire agreement between the Purchaser and Company with respect to the Offering and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

h. If the Securities are certificated and any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to Company and Company’s transfer agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless Company and Company’s transfer agent for any losses in connection therewith or, if required by the transfer agent, a bond in such form and amount as is required by the transfer agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

i. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated.

j. This Agreement may be executed in one or more original or facsimile or by an e-mail which contains a portable document format (.pdf) file of an executed signature page counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument and which shall be enforceable against the parties actually executing such counterparts. The exchange of copies of this Agreement and of signature pages by facsimile transmission or in .pdf format shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or by e-mail of a document in pdf format shall be deemed to be their original signatures for all purposes.

k. Each provision of this Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Agreement.

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l. The Purchaser hereby agrees to furnish Company such other information as Company may request prior to the applicable Closing with respect to its subscription hereunder.

m. The representations and warranties of Company and each Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement for a period of one (1) year from the date of the Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchasers or Company.

n. Public Disclosure. Neither the Purchaser nor any officer, manager, director, member, partner, stockholder, employee, Affiliate, Affiliated person or entity of the Purchaser shall make or issue any press releases or otherwise make any public statements or make any disclosures to any third person or entity with respect to the transactions contemplated herein and will not make or issue any press releases or otherwise make any public statements of any nature whatsoever with respect to Company without Company’s express prior approval (which may be withheld in Company’s sole discretion), except to the extent such disclosure is required by law, request of the staff of the SEC or of any regulatory agency or principal trading market regulations.

o. Independent Nature of Each Purchaser’s Obligations and Rights. For avoidance of doubt, the obligations of the Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and the Purchaser shall not be responsible in any way for the performance of the obligations of any other Purchaser under any other Subscription Agreement. Nothing contained herein and no action taken by the Purchaser shall be deemed to constitute the Purchaser as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement and any other Subscription Agreements. The Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

[Signature page follows.]

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IN WITNESS WHEREOF, the Purchaser hereby irrevocably subscribes for and agrees to purchase from Securities in the amount set forth below as of the ____ day of September, 2025

638,961,306	$ 0.0001	=	$63,896
Number of Shares	$ per Share		Purchase Price

PURCHASER (individual)	PURCHASER (entity)

Signature	Name of Entity

By: __________________________________________________________
Print Name	Signature

Print Name: ____________________________________________________
Signature (if Joint Tenants or Tenants in Common)	Title: ____________________

Address of Principal Residence:	Address of Executive Offices:

Social Security Number(s):	IRS Tax Identification Number:

Telephone Number:	Telephone Number:

Facsimile Number:	Facsimile Number:

E-mail Address:	E-mail Address:

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ACCEPTANCE

Company hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this “Agreement”) as of the _____ day of ______ 2025 (the “Closing Date”).

APPYEA, INC.

Per: _________________
Authorized Signatory

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APPYEA, INC.

ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(all Individual Investors must INITIAL where appropriate):

Initial ________	I have a net worth of at least US$1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. (For purposes of calculating your net worth under this paragraph, (a) your primary residence shall not be included as an asset; (b) indebtedness secured by your primary residence, up to the estimated fair market value of your primary residence at the time of your purchase of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of your purchase of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by your primary residence in excess of the estimated fair market value of your primary residence at the time of your purchase of the securities shall be included as a liability.)

Initial ________	I have had an annual gross income for the past two years of at least US$200,000 (or US$300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial ________	I am a director or executive officer of AppYea, Inc.

For Non-Individual Investors (Entities)
(all Non-Individual Investors must INITIAL where appropriate):

Initial ________	The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above (in which case each such person must complete the Accreditor Investor Certification for Individuals above as well the remainder of this questionnaire).

Initial ________	The investor certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least US$5 million and was not formed for the purpose of investing Company.

Initial ________	The investor certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA § 3(21)) that is a bank, savings and loan association, insurance company or registered investment advisor.

Initial ________	The investor certifies that it is an employee benefit plan whose total assets exceed US$5,000,000 as of the date of this Agreement.

Initial ________	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet at least one of the criteria for Individual Investors.

Initial ________	The investor certifies that it is a U.S. bank as defined in Section 3(a)(2) of the Securities Act, or any U.S. savings and loan association or other similar U.S. institution as defined in Section 3(a)(5) of the Securities Act acting in its individual or fiduciary capacity.

Initial ________	The undersigned certifies that it is a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

Initial ________	The investor certifies that it is an organization described in Section 501(c)(3) of the Internal Revenue Code with total assets exceeding US$5,000,000 and not formed for the specific purpose of investing in Company.

Initial ________	The investor certifies that it is a trust with total assets of at least US$5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

Initial ________	The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of US$5,000,000.

Initial ________	The investor certifies that it is an insurance company as defined in Section 2(13) of the Securities Act of 1933, or a registered investment company.

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Investor Profile

(Must be completed by Investor)

Section A - Personal Investor Information

Investor Name(s):

Individual executing Profile or Trustee: ____________________________________________________________________

Year of Birth:                                                          Investment Experience (Years): _______

Home Street Address: ______________

Home City, State & Zip Code: ___________

Home Phone:        Home Fax: ___________mail: ____________________

Employer:

Employer Street Address: ___________________________________________________________________________

Employer City, State & Zip Code: ______________________________________________________________________

Bus. Phone: ______________________________Bus. Fax: ______________________Bus. Email: __________________

Type of Business: _________________________________________________________________________________

Outside Broker/Dealer:

Section B – Certificate Delivery Instructions

Please deliver certificate to the Employer Address listed in Section A.

Please deliver certificate to the Home Address listed in Section A.

Please deliver certificate to the following address: _________________________________________________________

Section C – Form of Payment – Check or Wire Transfer

Check payable to [●]

X Wire funds from my outside account according to Section 2(b) of the Subscription Agreement.

The funds for this investment are rolled over, tax deferred from within the allowed 60-day window.

Please check if you are a FINRA member or Affiliate of a FINRA member firm:

Investor Signature	Date

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ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

What is money laundering?

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

How big is the problem and why is it important?

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with such laws. As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

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ANTI-MONEY LAUNDERING INFORMATION FORM

The following is required in accordance with the AML provision of the USA PATRIOT ACT.

(Please fill out and return with requested documentation.)

INVESTOR NAME: ___________________

LEGAL ADDRESS: ____________________

INVESTMENT OBJECTIVE: Capital Long Term Investment

FOR INVESTORS WHO ARE ENTITIES: TYPE OF BUSINESS: Holdings in Real Estate Companies and Quoted Companies

IDENTIFICATION & DOCUMENTATION AND SOURCE OF FUNDS:

1.	Please submit a copy of non-expired identification for the authorized signatory(ies) on the investment documents, showing name, date of birth, address and signature. The address shown on the identification document MUST match the Investor’s address shown on the Investor Signature Page.

Current Driver’s License	or	Valid Passport	or	Identity Card

(Circle one or more)

2.	If the Investor is a corporation, limited liability company, trust or other type of entity, please submit the following requisite documents: (i) Certificate of Incorporation, By-Laws, Certificate of Formation, Operating Agreement, Trust or other similar documents for the type of entity; and (ii) Corporate Resolution or power of attorney or other similar document granting authority to signatory(ies) and designating that they are permitted to make the proposed investment.

3.	Please advise where the funds were derived from to make the proposed investment:

Investments	Savings	Proceeds of Sale	Other __________

(Circle one or more)

Signature:  ______________________

Print Name:  _____________________

Title (if applicable):  _______________

Date: __________________________

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Schedule A

Bank Details of the Company

Account Name: APPYEA INC

Account Address: 447 Broadway, New York 10013

ABA Routing Number: 121140399

Swift Code: SVBKUS6S

Account Number: 3303486376

Bank Name: Silicone valley bank

Bank Address: 3003 Tasman Drive, Santa Clara, CA 95054

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